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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 8, 2005

                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)

             Delaware                     0-3698               94-1527868
   (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

       2001 Laurelwood Road, Santa Clara, CA                       95054
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code    408-988-8000


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 8, 2005, Siliconix incorporated issued a press release announcing its financial results for the fourth quarter and full year of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.   Description
-----------   ------------------------------------
99            Press release dated February 8, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Siliconix incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005

                                             Siliconix incorporated

                                             By:    /s/ William M. Clancy
                                                    ----------------------------
                                             Name:  William M. Clancy
                                             Title: Principal Accounting Officer